SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 13, 1997

                                  MedQuist Inc.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


    New Jersey                        0-19941                   22-253 1298
(State or other                    (Commission                 (IRS Employer
jurisdiction                        File Number)             Identification No.)
of incorporation)

             5 Greentree Centre, Suite 311, Marlton, NJ      08053
           ---------------------------------------------------------
             (address of principal executive offices)     (Zip Code)

       Registrants's telephone number, including area code: (609) 596-8877


          (Former name or former address, if changed since last report)




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                                Index to Form 8-K


                                                                  Page No.

Item 5.           Other Events                                       1

Item 7(c).        Exhibits                                           2

                  Signature                                          3

Item 5.  Other Events.

         On August 13, 1997, the registrant announced a 3-for-2 stock split to be effected through the issuance of three shares for every two shares of its common stock owned by shareholders as of August 25, 1997, the record date. The stock split will be distributed to shareholders on September 9, 1997.

Item 7(c).  Exhibits.                                              Exhibit No.
---------------------                                              -----------

         Press Release dated August 13, 1997.                          1

         Amended and Restated Certificate of Incorporation
         of MedQuist Inc. as in effect August 13, 1997.                2

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    MedQuist Inc.
                                                ------------------------------
                                                    (Registrant)



Date:  August 15, 1997



                                                /s/John R. Emery
                                                -------------------------------
                                                John R. Emery, Vice President &
                                                Chief Financial Officer


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